UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 26, 2005
(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center
Oklahoma City, Oklahoma	73125
(Address of principal executive offices)	(Zip Code)

(405) 270-1313
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ❒Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Robert O. Lorenz was elected to the Company’s Board of Directors effective July 26, 2005. It is expected that Mr. Lorenz will be appointed to the Company’s Audit and Executive Compensation Committees.

A copy of the press release announcing Mr. Lorenz’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release dated July 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR-MCGEE CORPORATION

	By:	(John M. Rauh)
John M. Rauh
Vice President and Controller

Dated: July 26, 2005

Exhibit Index

Exhibit No.

99.1	Press Release, dated July 26, 2005.